                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           GLOBAL SHORT TERM INCOME FUND




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT


                                                                             (A)
  $1,000         ERV AS OF     AGGREGATE          NUMBER OF           AVERAGE ANNUAL
INVESTED - P      31-Oct-95   TOTAL RETURN        YEARS - n          TOTAL RETURN - T
-------------    -----------  --------------      ---------------------------------

 31-Oct-94        $1,052.70       5.27%                 1.00             5.27%

 01-Nov-90        $1,272.80      27.28%                4.997             4.95%



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                 (C)                             (B)
  $1,000          EV AS OF    TOTAL     NUMBER OF       AVERAGE ANNUAL
INVESTED - P      31-Oct-95  RETURN -TR    YEARS - n    TOTAL RETURN
---------------- ----------------------------------------------------

 31-Oct-94        $1,082.70       8.27%      1.00       8.27%

 01-Nov-90        $1,272.80      27.28%     4.997       4.95%

(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


                                               (D)                   (E)                         (F)
                 TOTAL                 GROWTH OF                     GROWTH OF           GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT -G      $50,000 INVESTMENT -G  $100,000 INVESTMENT -G
-----------      -----------           ------------------------------------------------------------------------

 01-Nov-90            27.28               $12,728                     $63,640                   $127,280


                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                              DW GLOBAL SHORT TERM
                           30 day Yield as of 10/31/95




                                       6
         YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



         WHERE:     a = Dividends and interest earned during the period

                    b = Expenses accrued for the period

                    c = The average daily number of shares outstanding
                        during the period that were entitled to receive dividends

                    d = The maximum offering price per share on the last
                        day of the period


                                                                         6
         YIELD = 2{ [(( 698,723.04-162,481.60)/12,172,482*8.89)+1] -1}

             =     6.020647%